EXHIBIT 10.10

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT"), dated as of this 26th day of January, 2005, is made by Adsero Corp., a Delaware corporation ("PLEDGOR"), having an office at 2085 Hurontario Street, Mississauga, Ontario, Canada L5A 4G1, to and for the benefit of Barrington Bank International Limited, a Bahamian banking company, having an office at Cumberland House, PO Box N3036, 2nd Floor, Nassau, Bahamas (hereinafter, "SECURED PARTY").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Secured Party, as lender, and Teckn-O-Laser Company, a Nova Scotia unlimited liability company ("BORROWER") are among the parties to that certain Loan Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT"), pursuant to which, inter alia, Secured Party is lending Cdn.$2,000,000 to Borrower;

         WHEREAS, Pledgor is among the parties providing Secured Party with that certain joint and several Guaranty dated as of the date hereof (the "Guaranty") as security for the timely performance by Borrower of its obligations under the Loan Agreement;

         WHEREAS, upon the completion of the transactions described in that certain Funding and Payoff Agreement dated as of the date hereof by and among, inter alia, Pledgor and Secured Party, Pledgor will indirectly own a majority interest in Borrower and will receive significant benefits from Borrower's entering into the Loan Agreement; and

         WHEREAS, as a condition to Secured Party's agreement to enter into the Loan Agreement and provide the funding described therein, Secured Party has required that Pledgor pledge the Collateral (as defined below) as security for Pledgor's performance of its obligations under the Guaranty;

         NOW, THEREFORE, in consideration of the sum of $10.00 and for other good and valuable consideration received by Pledgor, the receipt and sufficiency of which are hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

         1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement. In addition to the words and terms defined in the Loan Agreement and elsewhere in this Agreement, the following words and terms shall have the respective meanings set forth below:

                  (a) "COLLATERAL" shall mean, collectively, the Ownership Interests and Proceeds.

                  (b) "EQUITY HOLDER" means a direct or indirect legal or beneficial owner of an Equity Interest.

                  (c) "EQUITY INTEREST" means (i) in the case of a corporation, shares of stock (and status as a stockholder), (ii) in the case of a general or limited partnership, a partnership interest (including status as a partner), (iii) in the case of a limited liability company, membership units or interests (and status as a member) and (iv) in the case of any other Person other than an individual, the comparable interests therein.

                  (d) "ISSUER" means a Person issuing Equity Interests.

                  (e) "OWNERSHIP INTEREST" of Pledgor shall mean Pledgor's Equity Interest, and all other right, title and interest in any Issuer, including those entities described on Schedule 1(b) (as amended from time to time), together with (1) all dividends, proceeds, rents, income, increase, profits and related rights, all sums or distributions (whether made in cash, tangible or intangible property of any kind or character, or otherwise) due or to become due to Pledgor, including all profits and income, and the accounts thereof, all surplus and capital, and the accounts thereof, (2) all rights, if any, in specific property of an Issuer, (3) the rights, if any, but not the duty, to participate in the management and administration of an Issuer's business and affairs, to require any information and account of such Issuer's transactions and all other matters relating to the business and financial condition of such Issuer, to inspect the books and records of such Issuer, including federal, state and local income tax returns, and to receive all allocations of loss, deduction, credit and other tax benefits allocable to Pledgor from such Issuer, and (4) any and all other rights, title and interest of Pledgor in each any such Issuer and under such Issuer's organizational documents, in each case whether now existing or hereafter acquired or created, together with all products, proceeds, substitutions and additions of or to any of the foregoing.

                  (f) "OBLIGATIONS" shall have the meaning set forth in Section 2 hereof.

                  (g) "PLEDGOR OBLIGATIONS" shall have the meaning set forth in
         Section 2 hereof.

                  (h) "PROCEEDS" shall mean all consideration received when an Ownership Interest and/or proceeds thereof are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, and (without duplication of the definition of Ownership Interest) all payments, dividends or distributions paid or payable on account of the Ownership Interest.

         2. Security. As security for the full and timely payment and/or performance, as applicable, of the obligations and liabilities of Pledgor under the Guaranty (collectively, the "OBLIGATIONS") and all other obligations of Pledgor contained herein (collectively with the Obligations, the "PLEDGOR OBLIGATIONS") in accordance with the respective terms thereof, Pledgor agrees that Secured Party shall have, and hereby pledges, grants to and creates in favor of Secured Party, a first-priority security interest, under the Uniform Commercial Code as enacted in the State of New York (as amended from time to time, the "CODE"), in and to all of Pledgor's right, title and interest, whether now existing or hereafter arising, created or acquired in, to and under the Collateral. In connection with the granting of such a security interest, Pledgor hereby collaterally assigns, transfers and sets over unto Secured Party all of Pledgor's right, title and interest, whether now existing or hereafter arising, created or acquired in, to and under the Collateral.

         3. Limitations on Secured Party's Obligations under the Organizational Documents of Issuer. Pledgor acknowledges and agrees that this Agreement shall not in any way obligate Secured Party Secured Party or any of its successors and assigns to perform any of the now-existing or hereafter accruing obligations of Pledgor under the organizational documents of any Issuer, and Pledgor agrees to perform any and all obligations (including the payment of any and all liabilities or assessments) of Pledgor thereunder, whether heretofore or hereafter accruing or arising, all with the same effect as though this Agreement had not been executed or delivered by Pledgor.

         4. Provisions Applicable to the Collateral. The parties agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the Collateral:

                  (a) Pledgor shall keep accurate and complete books and records concerning the Collateral owned by it.

                  (b) Pledgor shall deliver to Secured Party any document, instrument or security evidencing the Collateral and transfer powers executed in blank. Secured Party shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of the Pledgor, endorsed or assigned in blank or in favor of Secured Party, or any nominee or nominees of Secured Party or any agent appointed by Secured Party.

                  (c) Secured Party shall have the right to review the books and records of Pledgor pertaining to the Collateral and to copy the same and make excerpts therefrom during normal business hours and at reasonable intervals and upon reasonable notice.

                  (d) Promptly upon request of Secured Party from time to time, Pledgor shall furnish Secured Party with information concerning the Collateral as Secured Party may request, including copies of all notices and communications with respect to each Issuer or its properties, assets, operations or business which may be sent by Pledgor to, or received by Pledgor from, such Issuer or any other Equity Holders of any such Issuer.

                  (e) Prior to the occurrence of any Event of Default, Pledgor shall have the right to exercise all voting, consent and other rights under or pertaining to the Collateral owned by it pursuant to the organizational documents of the applicable Issuer so long as such rights are exercised in a manner that does not cause an Event of Default.

                  (f) Pledgor shall provide Secured Party with certified copies of its organizational documents. Pledgor shall not authorize or consent to any amendment, revision or modification of its organizational documents or the organizational documents of an Issuer that would adversely affect Secured Party without first obtaining the written consent of Secured Party, including any amendment that would (i) remove any representative of an Issuer from management, (ii) limit, commence or otherwise change the control and authority of Pledgor over the management and operation of an Issuer, or (iii) except as expressly permitted by the Loan Agreement, allow the admission of new or substitute Equity Holders or the issuance of additional Equity Interests in any Issuer.

                  (g) Except as may be permitted under the Loan Agreement, neither Pledgor, Borrower nor any other Issuer shall permit, without the prior written consent of Secured Party any other transaction that would have the effect of diluting Pledgor's Ownership Interest in an Issuer.

                  (h) Pledgor shall not wind up, liquidate or dissolve, or enter into any transaction of reorganization, consolidation, amalgamation or merger, and shall not cause or consent to any such act by an Issuer.

                  (i) Pledgor has and shall continue to have good and marketable title to the Collateral from time to time owned or acquired by it, free and clear of all Liens, except the security interest granted hereunder and as permitted under the Loan Agreement. Pledgor shall defend such title against the claims and demands of all Persons whomsoever.

                  (j) Pledgor shall not, without the prior written consent of Secured Party, directly or indirectly (except as expressly permitted by the Loan Agreement): (i) borrow against the Collateral owned by it other than pursuant to the Loan Documents, (ii) create, incur, assume or suffer to exist any Lien with respect to any of the Collateral owned by it, except the security interest granted hereunder, (iii) sell, transfer, assign or otherwise dispose of any of the Collateral owned by it, (iv) permit any direct or indirect sale, transfer, assignment or other disposition of any Equity Interest in an Issuer or in any Equity Holder of an Issuer or permit the admission of new or substitute Equity Holders in an Issuer or in any Equity Holder of an Issuer, (v) permit any levy or attachment to be made against any of the Collateral owned by it except any levy or attachment relating to the Loan Documents, or
         (vi) permit any financing statement to be on file with respect to any of the Collateral owned by it, except financing statements in favor of Secured Party.

                  (k) Pledgor shall faithfully preserve and protect Secured Party's security interest in the Collateral owned by it and shall, at its own cost and expense, cause said security interest to be perfected and to continue to be perfected, and for such purpose Pledgor shall from time to time at the request of Secured Party execute and file or record, or cause to be filed or recorded, or authorize the filing and recording of, such instruments, documents and notices, including financing statements, amendments and continuation statements with respect thereto, as Secured Party may deem necessary or advisable from time to time in order to perfect and to continue as perfected said security interest. Pledgor shall do all such other acts and things and execute and deliver all such other instruments and documents, including further security agreements, pledges and assignments, as Secured Party may deem necessary or advisable from time to time in order to perfect, preserve and continue as perfected the priority of said security interest as a security interest in the Collateral prior to the rights of all other Persons therein or thereto (subject to liens permitted under the Loan Agreement). Pledgor, Borrower and each other Issuer that from time to time may execute an acknowledgement in the form attached hereto hereby agree that Borrower and each such other Issuer shall follow all good faith instructions of Secured Party with respect to the Collateral, including with respect to the delivery of Proceeds and/or the sale, transfer, assignment, conveyance or other disposition of the Collateral, and that this provision is intended to cede "CONTROL" of the Collateral for purposes of the Code to the extent that the term "control" applies to collateral of the same type as the Collateral.

                  (l) Pledgor does hereby irrevocably constitute and appoint Secured Party its true and lawful attorney, coupled with the interest created hereby, with full power of substitution, for it and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties that may be or become due, payable or distributable in connection with or with respect to the Collateral owned by it, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as Pledgor could do, and to endorse or sign the name of Pledgor on all negotiable instruments and any other commercial paper given in payment or in part payment thereof, and all documents of satisfaction, discharge or receipt required or requested in connection therewith, and in its discretion to file any claim or take any other action or proceeding, either in its own name or in the name of Pledgor, or otherwise, that Secured Party may deem necessary or appropriate to collect or otherwise realize upon any and all of such Collateral, or which may be necessary or appropriate to protect and preserve the right, title and interest of Secured Party in and to such Collateral and the security intended to be afforded hereby.

         5. Representations and Warranties. In addition to, and not in diminution of, the representations and warranties related to Pledgor that are set forth in the Loan Agreement and the Guaranty, all of which are hereby incorporated herein by reference, Pledgor hereby represents and warrants to Secured Party as follows:

                  (a) Pledgor has good, valid and marketable title to the Collateral set forth on Schedule 1(b) as being owned by Pledgor, free and clear of all Liens (other than liens permitted under the Loan Agreement). Schedule 1(b) hereto is true, correct and complete in all respects.

                  (b) This Agreement and the pledge and delivery of the Collateral to Secured Party, together with stock powers or other instruments executed in blank, creates a duly perfected security interest in the Collateral owned by Pledgor in Secured Party's favor and no financing statement, mortgage or security agreement covering any of the Collateral other than in respect of Secured Party is on file in any public office, other than those covering Permitted Liens.

                  (c) There is no contract or agreement in effect with respect to Pledgor and Issuer listed on Schedule 1(b) that would in any manner impair or prohibit the terms of this Agreement or the assignment of the Collateral as provided hereunder.

                  (d) Pledgor's jurisdiction of organization, principal place of business, business entity type and chief executive office are as set forth in the introductory paragraph of this Agreement.

                  The representations and warranties set forth in this Section 5 shall survive the execution, delivery and performance of this Agreement until the date on which all of the Obligations under the Loan Documents have been indefeasibly paid and performed in full.

         6. Remedies.

                  (a) In the event that any Event of Default shall occur, then and in such event, Secured Party shall have such rights and remedies in respect to the Collateral or any part thereof as are provided for secured parties by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including the right to acquire Pledgor's Equity Interests in any or all Issuers pursuant to an assignment of such Equity Interests, and, in such event, the party acquiring same shall have the right, but not the obligation, to be admitted as an Equity Holder in each applicable Issuer, with respect to each such Equity Interest, and the right to take possession of the same and to sell all or any portion of the Collateral at public or private sale, after ten (10) days prior written notice (which is hereby acknowledged to be a commercially reasonable time period), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Secured Party may determine, as if all Pledgor Obligations were immediately due and payable.

                  (b) No single or partial exercise by Secured Party of any right, remedy, or power hereunder or under the Guaranty, or under any other document or agreement executed in connection herewith or therewith, shall preclude any other or future exercise of any other right, remedy or power. No right, power or remedy of Secured Party as provided hereunder or under the Guaranty or the Loan Agreement or any other Loan Document is intended to be exclusive of any other right, power, or remedy of Secured Party, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Secured Party now or hereafter existing at law or in equity and may be pursued separately, successively or together against Pledgor or any endorser, co-maker, surety or guarantor of the Pledgor Obligations, or any one or more of them, at the discretion of Secured Party. The delay or failure of Secured Party to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

                  (c) Upon any sale of any of the Collateral, subject to applicable law, (i) Secured Party may bid for the Collateral being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such Collateral in its own absolute right without further accountability and may, in paying the purchase money therefor, discharge a portion of the Pledgor Obligations in an amount equal to such purchase price in lieu of cash in payment of the amount that shall be payable thereon; (ii) Secured Party may make and deliver to the purchaser or purchasers a good and sufficient instrument of assignment and transfer of the Collateral sold; (iii) if so requested by Secured Party or by any purchaser, Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Secured Party or such purchaser all bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Pledgor of, in and to the Collateral so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against Pledgor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Pledgor, its successors or assigns, or such Persons; and (v) the receipt of Secured Party shall be a sufficient discharge to the purchaser or purchasers at such sale for his, its or their purchase money, and such purchaser or purchasers, and his, its or their successors and assigns, shall not, after paying such purchase money and receiving such receipt of Secured Party, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

                  (d) After notice of an Event of Default has been given to Pledgor, Pledgor shall cause all Proceeds collected by it to be delivered to Secured Party forthwith upon receipt, in the original form in which received, bearing such endorsements or assignments by Pledgor as may be necessary to permit collection thereof by Secured Party and for such purpose Pledgor hereby irrevocably authorizes and empowers Secured Party, its officers, employees and authorized agents to endorse and sign the name of Pledgor on all checks, drafts, money orders or other media of payments so delivered and such endorsements or assignments shall, for all purposes, be deemed to have been made by Pledgor prior to any endorsement or assignment thereof by Secured Party. Secured Party may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment. Each Issuer is hereby directed to deliver Proceeds in accordance herewith.

                  (e) Secured Party shall have the right at any time after an Event of Default has occurred (i) to take over and direct collection of the Collateral, (ii) to take control of the Collateral, including exercising all voting, consent and other rights under or pertaining to the Collateral and (iii) to transfer all or any part of the Collateral into the name of Secured Party or its nominee.

                  (f) To the extent that it may lawfully do so, Pledgor agrees that it will not at any time insist upon, or plead, in any manner whatsoever claim or take benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Pledgor Obligations, and Pledgor hereby expressly waives all benefit or advantage of any such laws and covenants that it shall not hinder, delay or impede the execution or any power granted or delegated to Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

                  (g) Pledgor understands that compliance with Federal or state securities laws (including the U.S. Securities Act of 1933, as amended) may limit the course of conduct of Secured Party if Secured Party were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Pledgor agrees that in any sale of any of the Collateral, Secured Party is hereby authorized to comply with any such limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or
         (ii) obtain any required approval of the sale or of the purchaser by any governmental authority. Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, and that Secured Party shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that the Collateral is sold in compliance with any such limitation or restriction.

                  (h) Secured Party shall be under no obligation to delay a sale or disposition of any of the Collateral to permit Borrower and/or the Equity Holder of such Collateral to register it for public sale under the U.S. Securities Act of 1933, as amended, or under any applicable state securities or blue-sky laws, provided that no such sale or disposition shall be in violation of applicable securities laws.

                  (i) The proceeds of any sale of all or any portion of the Collateral shall be applied by Secured Party as set forth in the Loan Agreement with respect to proceeds of payments received thereunder.

         7. Proceeds. If any Distributions (as defined below) are permitted pursuant to the Loan Agreement, all payments and Distributions on account of the Collateral and all other Proceeds may be paid to the respective Equity Holder. If a Distribution would not be in compliance with the Loan Agreement, Pledgor shall take all such action necessary to ensure that any such Distributions are made directly to Secured Party (provided that this shall not cure any Default generated by such Distribution). All sums paid to Secured Party hereunder shall be applied by Secured Party to the Pledgor Obligations as set forth in Section 6(i). For purposes hereof, "Distributions" shall include any and all payments made by an Issuer to the Pledgor, including (a) distributions of Proceeds, (b) payments and distributions that result from any financing or refinancing of any real or personal property or from the sale, disposition, taking or loss (including the proceeds from any eminent domain proceeding or conveyance in lieu thereof or from casualty insurance) of any property owned by an Issuer) and/or
(c) any payments on account of any intercompany obligations between Pledgor and any Issuer.

         8. Limitation on Liability of Secured Party. Neither Secured Party nor any of its officers, directors, employees, agents or counsel shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their gross negligence or willful misconduct. Pledgor shall at its own expense, and does hereby agree to, protect, indemnify, reimburse, defend and hold harmless Secured Party and its directors, officers and other Affiliates, agents, employees, attorneys, successors and assigns (collectively, including Secured Party, the "Indemnified Parties") from and against any and all liabilities (including strict liability), losses, suits, proceedings, settlements, judgments, orders, penalties, fines, liens, assessments, claims, demands, damages, injuries, obligations, costs, disbursements, expenses or fees, of any kind or nature (including reasonable attorneys' fees and expenses paid or incurred in connection therewith) arising out of or by reason of any breach or violation by Pledgor of this Agreement.

         9. Miscellaneous.

                  (a) Headings. The headings in this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

                  (b) Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto or any other Person shall be given and shall be effective as provided in the Guaranty.

                  (c) Successors and Assigns. This Agreement is for the benefit of Secured Party and Secured Party's successors and assigns, and in the event of a permitted assignment by Secured Party of the Obligations or the Pledgor Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations or Pledgor Obligations. Pledgor waives notice of any transfer or assignment of the Obligations or Pledgor Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Pledgor hereunder. This Agreement is binding not only on Pledgor, but also on its successors and assigns; provided, however, that Pledgor shall not assign or subject to any lien any interest of Pledgor hereunder without the prior consent of Secured Party.

                  (d) Modification. No agreement unless in writing and signed by an authorized officer of Secured Party and Pledgor and no course of dealing between the parties hereto shall be effective to change, waive, terminate, modify, discharge, or release in whole or in part any provision of this Agreement.

                  (e) No Waiver. No waiver of any rights or powers of Secured Party or consent by it shall be valid unless in writing signed by an authorized officer of Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver by Secured Party of any provision of this Agreement or the Guaranty or any other document or instrument delivered by Pledgor to Secured Party (collectively, the "Pledgor Documents") or of any right, remedy or option hereunder shall not be controlling, nor shall it prevent or estop Secured Party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of Secured Party to insist in any one or more instances upon the strict performance of any of the terms or provisions of the Pledgor Documents by Pledgor shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that Secured Party's remedies and options under the Pledgor Documents are and shall be cumulative and are in addition to all other rights, remedies and options of Secured Party in law or in equity or under the Guaranty or the Loan Agreement or otherwise. The failure or delay of Secured Party to avail itself of any of its rights, remedies and powers shall not be construed or deemed to be a waiver thereof.

                  (f) Continuing Agreement. This Agreement and all of Pledgor's representations, warranties and covenants herein and therein, Secured Party's security interest in the Collateral and all of the rights, powers and remedies of Secured Party hereunder shall continue in full force and effect until the date on which all of the Obligations and Pledgor Obligations have been indefeasibly paid to and performed in full in favor of Secured Party. All provisions herein providing for the indemnification of Secured Party and other Persons, for the repayment by Pledgor of costs and expenses incurred by Secured Party, and any other provisions specified herein to survive, shall survive the closing of the transactions described in the recitals hereto until the indefeasible payment in full of the Pledgor Obligations.

                  (g) Further Assurances. Pledgor, at Pledgor's sole expense, will promptly execute and deliver to Secured Party upon Secured Party's request all such other and further documents, agreements, and instruments reasonably necessary for compliance with or accomplishment of the agreements of Pledgor under this Agreement.

                  (h) Submission to Jurisdiction, Service of Process, Waiver of Jury Trial.

                           i. All disputes arising out of or relating to this Agreement and all actions to enforce this Agreement shall be adjudicated in the State courts of New York or the federal courts sitting in the City of New York, or the courts of the District of Montreal and Province of Quebec (and for purposes of any action in Canada, Section 2(k) in Schedule I of the Loan Agreement is hereby incorporated herein by reference) and Pledgor and (by its acceptance hereof) Secured Party each hereby irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding arising out of or relating to this Agreement or in any action to enforce this Agreement. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this section, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction over Pledgor and/or Secured Party in any such court.

                           ii. Provided that service of process is effected upon Pledgor or Secured Party in one of the manners hereafter specified or as otherwise permitted by law, Pledgor and (by its acceptance hereof) Secured Party irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise (i) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in any court which is mentioned in this section or (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Provided that service of process is effected upon Pledgor in one of the manners specified in this section or as otherwise permitted by law, Pledgor agrees that any final judgment from which Pledgor has not or may not appeal or further appeal in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon Pledgor and may, so far as is permitted under the applicable law, be enforced in any domestic or foreign courts to the jurisdiction of which Pledgor is subject.

                           iii. Pledgor and (by its acceptance hereof) Secured Party hereby consents to process being served in any suit, action or proceeding relating to this Agreement either by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Pledgor and Secured Party, as applicable, at the address referenced in Section 9(b) hereof or (ii) personal delivery of a copy thereof to Pledgor and Secured Party, as applicable, on a Business Day at the address referenced in Section 9(b) hereof.

                           iv. Nothing in this Section shall affect the right of Secured Party or Pledgor to serve process in any manner permitted by law or limit the right of Secured Party pursuant to applicable law to bring proceedings against the other in the courts of any jurisdiction or jurisdictions.

                           V. PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, SECURED PARTY HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (i) Interpretation. References to articles, sections and schedules are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" shall refer to the entire Agreement and not to any particular provision or section. The words "include", "includes" and "including" shall be interpreted as if followed by the words "without limitation". The word "or" is not exclusive and the use of the word "and" may be conjunctive or disjunctive in the sole and absolute discretion of Secured Party. The captions of articles, sections and subsections of this Agreement are for convenient reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth herein.

                  (j) Waiver of Notice. Pledgor hereby waives notice of acceptance of this Agreement, notice of nonpayment of the Pledgor Obligations, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered, or any other action taken in reliance hereon and all other demands and notices of any description, except such as are expressly provided for herein or which by applicable law may not be waived on the date hereof. All other waivers set forth in Section 9 of the Guaranty are hereby incorporated herein by reference.

                  (k) Reimbursement. Without duplication of any obligations under any Loan Document, Pledgor shall, or shall cause its Affiliates to, pay or reimburse Secured Party for all fees, costs and expenses paid or incurred by Secured Party in connection with the preparation, negotiation and enforcement hereof.

                  (l) Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York, without regard for choice of laws principles, except as set forth in Section 5-1401 of the New York General Obligations Law. If an action under this Agreement is brought in Canada, as described in Section 9(h)i above, Pledgor agrees to acknowledge that New York law governs.



                            [Signature Page is next]

                [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]


         IN WITNESS WHEREOF, Pledgor, by its officer thereunto duly authorized, has executed and delivered this Agreement as of the day and year first above written.


                                        ADSERO CORP.



                                        By: /s/ William Smith
                                            -----------------
                                        Name: William Smith
                                        Title:

                     ACKNOWLEDGEMENT OF TECKNOLASER USA INC.

         Capitalized terms used in this Acknowledgement without definition have the meanings ascribed to them in the Pledge and Security Agreement by Adsero Corp., a Delaware corporation, in favor of Barrington Bank International Limited, as secured party (the "Pledge Agreement").

         The undersigned, a Delaware corporation (hereinafter, "Issuer"), hereby acknowledges, and approves as complying with the provisions of its organizational documents, (a) the grant by Pledgor to Secured Party of a security interest in the Collateral described in the Pledge Agreement, (b) the assignment and transfer of the Collateral (including without limitation Pledgor's status as an Equity Holder) to Secured Party in accordance with the provisions of the Pledge Agreement, and (c) any further assignment of the Collateral by Secured Party in realization thereon. The undersigned has marked its register of Equity Holders to reflect such grant. The undersigned hereby agrees to admit any transferee of the Collateral as a stockholder with all of the rights and privileges appurtenant thereto.

         The undersigned hereby acknowledges the terms applicable to it contained in the Pledge Agreement and agrees to comply with such terms (including without limitation as set forth in Sections 6(d) and (e)) and to do (or refrain from doing, as applicable) all such acts so as to enable Secured Party to enforce the rights granted in the Pledge Agreement by Pledgor.

         DATED the 26th day of January, 2005.

                                        TECKNOLASER USA INC.


                                        By: /s/ Yvon Leveille
                                            -----------------
                                            Name: Yvon Leveille
                                            Title:

                          ACKNOWLEDGEMENT OF YAC CORP.

         Capitalized terms used in this Acknowledgement without definition have the meanings ascribed to them in the Pledge and Security Agreement by Adsero Corp., a Delaware corporation, in favor of Barrington Bank International Limited, as secured party (the "Pledge Agreement").

         The undersigned, a Delaware corporation (hereinafter, "Issuer"), hereby acknowledges, and approves as complying with the provisions of its organizational documents, (a) the grant by Pledgor to Secured Party of a security interest in the Collateral described in the Pledge Agreement, (b) the assignment and transfer of the Collateral (including without limitation Pledgor's status as an Equity Holder) to Secured Party in accordance with the provisions of the Pledge Agreement, and (c) any further assignment of the Collateral by Secured Party in realization thereon. The undersigned has marked its register of Equity Holders to reflect such grant. The undersigned hereby agrees to admit any transferee of the Collateral as a stockholder with all of the rights and privileges appurtenant thereto.

         The undersigned hereby acknowledges the terms applicable to it contained in the Pledge Agreement and agrees to comply with such terms (including without limitation as set forth in Sections 6(d) and (e)) and to do (or refrain from doing, as applicable) all such acts so as to enable Secured Party to enforce the rights granted in the Pledge Agreement by Pledgor. In furtherance of the preceding sentence, the Issuer will comply with instructions originated by Lender without further consent by the Pledgor.

         DATED the 26th day of January, 2005.

                                        YAC CORP.


                                        By: /s/ William Smith
                                            -----------------
                                        Name: William Smith
                                        Title:

                                  SCHEDULE 1(b)

                                EQUITY INTERESTS


                           Total Authorized                                    Capital Owned by Other Persons
                         Capital/ Description      Equity Interests            ------------------------------
        Issuer               of Interests          Owned by Pledgor             Owner           Capital Owned
 --------------------    --------------------    --------------------          -------          -------------
 YAC CORP.               10,000,000 shares of    2,101,000 shares of            None                 N/A
                          common stock,$.001         common stock
                               par value

 --------------------    --------------------    --------------------          -------          -------------

 Tecknolaser USA Inc.       1,500 shares of      100 shares of common           None                 N/A
                         common stock, no par           stock
                                 value

 --------------------    --------------------    --------------------          -------          -------------


                              STOCK TRANSFER POWER


For value received, the undersigned, Adsero Corp. a Delaware corporation, hereby sells, transfers and assigns to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

all of its right, title and interest in and to _________ shares of the ___________________________ stock in Tecknolaser USA Inc., a Delaware corporation (the "Company"), evidenced by share certificate No(s). __________.



The undersigned hereby appoints

________________________________________________________________________________

as its attorney-in-fact (with full power of substitution in the premises) to record such transfer in the books and records of the Company.

Dated _______________________, 200___



                                        ADSERO CORP.



                                        By: _____________________________
                                        Name:
                                        Title:

                              STOCK TRANSFER POWER


For value received, the undersigned, Adsero Corp. a Delaware corporation, hereby sells, transfers and assigns to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

all of its right, title and interest in and to _________ shares of the ___________________________ stock in YAC CORP., a Delaware corporation (the "Company"), evidenced by share certificate No(s). __________.



The undersigned hereby appoints

________________________________________________________________________________

as its attorney-in-fact (with full power of substitution in the premises) to record such transfer in the books and records of the Company.

Dated _______________________, 200___



                                        ADSERO CORP.



                                        By: _____________________________
                                        Name:
                                        Title: